UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) March 11, 2002


                        Commission File Number 001-10304



                              AMEXDRUG CORPORATION
                              --------------------
             (Exact Name of Registrant as Specified in its Charter)


           Nevada                                       95-2251025
           ------                                       ----------
(State or other jurisdiction of          (I.R.S. Employer Identification Number)
incorporation or organization)



                        396 South Doheny Drive, Suite 326
                        ---------------------------------
                            Beverly Hills, California
                            -------------------------
                    (Address of principal executive offices)

                                      90211
                                     ------
                                   (Zip Code)


                                 (310) 855-0475
                                 --------------
                (Registrant's Executive Office Telephone Number)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


     (a) On March 11, 2002, Amexdrug Corporation (the "Company") engaged Hansen, Barnett & Maxwell ("HB&M") as its independent accountant. The decision to engage HB&M as the Company's independent accountant was recommended by the Company's Chief Executive Officer and approved by the Company's Board of Directors.

     (b) In a report dated July 25, 2001, Andersen Andersen & Strong, L.C., reported on the Company's financial statements as of June 30, 2001, 2000 and 1999, and the related statements of operations, stockholders' equity and cash flows for the years then ended, and for the period from inception through June 30, 2001. Such report did not contain an adverse opinion or disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope, or accounting principles. Andersen Andersen & Strong, L.C., understands that they were dismissed as the Company's independent accountants effective March 11, 2002. The decision to dismiss Andersen Andersen & Strong, L.C., was made by the Company's Chief Executive Officer and neither recommended or approved by the Company's Board of Directors. Thereafter, the Company engaged HB&M as its independent accountants on March 11, 2002.

     (c) During the two years ended June 30, 2001 and 2000, and the subsequent interim period to March 11, 2002, preceding the decision to engage independent accountants, neither the Company nor anyone on its behalf consulted HB&M regarding either the application of accounting principles to a specified transactions, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, nor has HB&M provided to the Company a written report or oral advice regarding such principles or audit opinion.

     (d) During the two years ended June 30, 2001 and 2000, and for the period from June 30, 2001 to March 11, 2002, the date of dismissal, there were: (i) no disagreements between the Company and Andersen Andersen & Strong, L.C., on any matter or accounting principles or practice, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Andersen Andersen & Strong, L.C., would have caused it to make reference thereto in its report; and (ii) no reportable events as defined in paragraph 304(a)(1)(iv) of Regulation S-B.

     Andersen Andersen & Strong, L.C., has provided the Company with a letter pursuant to Rule 304 of Regulation S-B.




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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


         Exhibits.  The following exhibits are included as part of this report:

         Exhibit           SEC
         Number            Ref.    Title of Document               Location
         ------            ----    -----------------               --------

         16.01             16      Letter regarding change in      Attached
                                   Certifying Accountant







                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



                                           AMEXDRUG CORPORATION


Date: March 14, 2002                       By /s/ Jack Amin
                                               ------------------------
                                                President, Treasurer











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




                                  EXHIBIT 16.01


                    Letter re change in Certifying Accountant

ANDERSEN ANDERSEN & STRONG, L.C.
--------------------------------
Certified Public Accountants and Business Consultants

Member SEC Practice Section of the AICPA          941 East 3300 South, Suite 202
                                                      Salt Lake City, Utah 84106
                                                          Telephone 801 486-0096
                                                                Fax 801 486-0098






March 13, 2002

Securities & Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Gentlemen:

I have read the disclosure regarding changes in registrant's certifying accountant as reported on Form 8-K for Amexdrug Corporation dated March 13, 2002. I am in agreement with the statements contained therein so far as they relate to Andersen Andersen & Strong, L.C. I have no basis to agree or disagree with other statements of the registrant contained therein.


/s/ Andersen Andersen & Strong, L.C.
------------------------------------
Andersen Andersen & Strong, L.C.